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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

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                         FORM 8-A


   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(g) OF THE
            SECURITIES EXCHANGE ACT OF 1934


               United Tennessee Bankshares, Inc.
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    (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                                   62-1710108
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(State of Incorporation or Organization)         (I.R.S. Employer
                                              Identification no.)

344 W. Broadway, Newport, Tennessee                     37821
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(Address of Principal Executive Offices)              (Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, no par value
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                         (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

     The information required by this Item is included under the captions "Description of Capital Stock" (pages 88-89), "Dividends" (pages 20-21), "Market for Common Stock" (page 21), "Certain Anti-Takeover Provisions" (pages 84-88), "The Conversion -- Limitations on Resales by Management" (page 16), "The Conversion -- Effect of Conversion on the Bank and Our Depositors and Borrowers -- Liquidation Account" (pages 15-16) and "The Conversion -- Restrictions on Repurchase of Stock" (page 16) of the Prospectus included as part of the Registrant's Registration Statement on Form SB-2, File No. 333-36465, declared effective on November 12, 1997 (the "Form SB-2").

Item 2.  Exhibits.

     The following documents are incorporated by reference as exhibits to this registration statement as indicated:

        1.  Form of Common Stock Certificate of United Tennessee
            Bankshares, Inc. (incorporated by reference to Exhibit 4 to the Registration Statement on Form SB-2
            (File No. 333-36465)).

        2.  (a)  Charter of United Tennessee Bankshares, Inc.
                 (incorporated by reference to Exhibit 3.1
                 to the Registration Statement on Form SB-2
                 (File No. 333-36465)).

            (b)  Bylaws of United Tennessee Bankshares, Inc.
                 (incorporated by reference to Exhibit 3.2
                 to the Registration Statement on Form SB-2
                 (File No. 333-36465)).

            (c) Plan of Conversion of Newport Federal Savings and Loan Association (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form SB-2 (File No. 333-36465)).


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                          SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         UNITED TENNESSEE BANKSHARES, INC.
                         (Registrant)



Date: December 23, 1997     By:  /s/ Richard G. Harwood
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                                 Richard G. Harwood
                                 President and Chief Executive
                                 Officer